EXHIBIT 10.65

WAIVER NO. 1

            This Waiver No. 1 (this “Waiver”), dated as of May 22, 2008, to AMENDED AND RESTATED LIMITED LIABILITY COMPANY OPERATING AGREEMENT, dated as of September 23, 2004, as amended by Amendment No 1, dated as of November 3, 2005 (collectively, the "Agreement"), concerning VHS Holdings LLC (the "Company"), a Delaware limited liability company, is entered into by and among the Investor Members (as defined in the Agreement) and the Management Members (as defined in the Agreement).

            WHEREAS, the Investor Members and the Management Members entered into the Agreement in connection with consummation of the Merger (as defined in the Agreement);

            WHEREAS,for estate planning purposes, one of the Management Members, Charles N. Martin, Jr., wishes to transfer from time to time (collectively, the “Martin GRAT Transfers”) some or all of his Class A Units (as defined in the Agreement) in the Company to one or more grantor retained annuity trusts (collectively, the “CNM GRATS”), with each such grantor retained annuity trust being expected to have Charles N. Martin, Jr. as the sole trustee;

            WHEREAS, the principal beneficiaries of each of the CNM GRATS are expected to be solely (i) Charles N. Martin, Jr., (ii) a trust for the benefit of his sister and (iii) a trust for the benefit of his issue, and since his sister and his issue are members of his Family Group (as defined in the Agreement), they each are Permitted Transferees (as defined in the Agreement) of Class A Units under the Agreement; and

            WHEREAS, Charles N. Martin, Jr. also wishes to provide in the CNM GRATS that, in the unlikely event he has no living issue at the time of the termination of any of the CNM GRATS, that the contingent beneficiary of the CNM GRATS be the Martin Foundation, a private foundation of which he is the trustee and whose grantees can only be organizations exempt from federal taxation under Section 501(c)(3) of the Code (as defined in the Agreement), but that under the Agreement the Martin Foundation is not a Permitted Transferee of Class A Units, absent this Waiver; and

            WHEREAS, the Investor Members and the Management Members wish to waive the provisions of the Agreement that prohibit the Martin Foundation from being a contingent beneficiary of the CNM GRATS and otherwise approve the Martin GRAT Transfers.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties to this Waiver hereby agree as follows:

            1.         Capitalized Terms. Unless otherwise defined herein, capitalized terms used herein and defined in the Agreement are as defined in the Agreement.

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            2.         Waiver.  Any and all provisions of the Agreement that prohibit the Martin  GRAT Transfers and/or the Martin Foundation from being a contingent beneficiary of the CNM GRATS are hereby waived, and each of the Martin GRAT Transfers and the Martin Foundation being a potential Transferee (as defined in the Agreement) of Class A Units from the CNM GRATS are hereby approved by the parties hereto.

            3.         Governing Law. THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES WHICH WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

            4.         Counterparts. This Waiver may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Waiver as of the date set forth above.

                                                VHS HOLDINGS LLC

                                                By:       /s/ Charles N. Martin, Jr.
                                                            Name: Charles N. Martin, Jr.
                                                            Title: Chairman & Chief Executive Officer

                                                BLACKSTONE FCH CAPITAL PARTNERS IV L.P.

                                                By:       Blackstone Management Associates IV L.L.C.,
                                                                        as a General Partner

                                                By:       /s/ Neil Simpkins
                                                            Name:  Neil Simpkins
                                                            Title:     Senior Managing Director

                                                BLACKSTONE HEALTH COMMITMENT PARTNERS L.P.

                                                By:       Blackstone Management Associates IV L.L.C.,
                                                                        as a General Partner

                                                By:       /s/ Neil Simpkins
                                                            Name:  Neil Simpkins
                                                            Title:     Senior Managing Director

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                                                BLACKSTONE CAPITAL PARTNERS IV – A L.P.

                                    By:       Blackstone Management Associates IV L.L.C.,
                                                                        as a General Partner

                                                By:       /s/ Neil Simplins
                                                            Name:  Neil Simpkins
                                                            Title:     Senior Managing Director

                                                BLACKSTONE FAMILY INVESTMENT PARTNERSHIP IV - A L.P.

                                                By:       Blackstone Management Associates IV L.L.C.,
                                                                        as a General Partner

                                                By:       /s/ Neil Simpkins
                                                            Name:  Neil Simpkins
                                                            Title:     Senior Managing Director

                                                MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                                                MORGAN STANLEY CAPITAL INVESTORS, L.P.

                                                MSCP III 892 INVESTORS, L.P.

                                                By:       MSCP III, LLC,
                                                            as General Partner of each of the
                                                            limited partnerships named above

                                                By:       Metalmark Subadvisor LLC,
                                                            as attorney-in-fact

                                                By:       /s/ M. Fazle Husain
                                                            Name:  M. Fazle Husain
                                                            Title:     Managing Director

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                                                MORGAN STANLEY DEAN WITTER CAPITAL
                                                PARTNERS IV, L.P.

                                                MORGAN STANLEY DEAN WITTER CAPITAL
                                                INVESTORS IV, L.P.

                                                MSDW IV 892 INVESTORS, L.P.

                                                By:       MSDW Capital Partners IV, LLC,
                                                            as General Partner of each of the
                                                            limited partnerships named above

                                                By:       Metalmark Subadvisor LLC,
                                                            as attorney-in-fact

                                                By:       /s/ M. Fazle Husain
                                                            Name:  M. Fazle Husain
                                                            Title:     Managing Director

                                                FOR ALL MANAGEMENT MEMBERS

                                                /s/ Charles N. Martin, Jr.
                                                Charles N. Martin, Jr.,
                                                Individually and as Proxyholder for the
                                                Management Members listed on Exhibit
                                                A hereto, pursuant to Section 3.11 of the
                                                Amended and Restated Limited Liability
                                                Operating Agreement of VHS Holdings LLC

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EXHIBIT A

Cliff Adlerz
Carol A. Bailey
Reginald M. Ballantyne, III
Jonathan Bartlett
Carole Beauchamp
James C. Bonnette, M.D.
Mary A. Botticella
Bruce Buchanan
Bruce Chafin
Carl F. & Juanita B. Chafin
Mark Clayton
Alan N. Cranford
Dave Culberson
Jack Cumber
Ray Denson
Dominic Dominguez
Bruce Eady
Roger Faculak
Pamela Farrell
Debra Flores
Richard Francis
Robert Galloway
John Geer
John Geer, a/c/f Kathleen Cates Geer
John Geer, a/c/f Alene Hawkins Geer
John Geer, a/c/f James Oliver Geer
John Geer, a/c/f Emily Kathleen Roesel
John Geer, a/c/f Cloe Marguerite Roesel
Sonja Hagel
John Harrington
Andrew Harris
Larry Hough
Hough Trust, Leslie J. Hough, Trustee, U.A. dated 3/27/98
Dennis Jacobs
John Luke McGuinness, Jr. Trust, dated 4/23/99
Jim Johnston
Victor Jordon
Steven King
Dennis Knox
Anthony C. Krayer
Anthony C. Krayer Revocable Trust
Robert M. Martin

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Linn H. McCain
John R. McCaslin
Deborah T. McCormick
McPherson McMullan Associates, L.P.
Linda J. Mild
Elizabeth Minkoff
Joseph D. Moore
Carol Murdock
Nancy Novick
Stephen L. Page
Harold H. Pilgrim, Jr.
Harold H. Pilgrim, III
Keith Pitts
Jerry Pressley
Mark Price
Jeanette Rasmussen
Phillip W. Roe
Tracy Ann Rogers
Anne L. Sanford
Tony W. Simpson
Angela Skalla
Gene A. Smith
Ronald P. Soltman
Neal Somaney
James H. Spalding
Shelly Stocker
Keith L. Swinney
Alan G. Thomas
Suzanne Towry
Michael Brooks Turkel
Davis W. Turner
Kent H. Wallace
Nicke Lynn Waters
Thomas M. Ways
William V.B. Webb
Beverly F. Weber
Baptist Health Services

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